OPTIMUM FUND TRUST

Optimum Fixed Income Fund
(the "Fund")

Supplement to the Fund's Statement of Additional Information
dated July 29, 2009
as amended August 5, 2009

On December 7, 2009, Tad Rivelle assumed primary portfolio management responsibilities for TCW Investment Management Company's ("TCW") portion of the Optimum Fixed Income Fund.

The following replaces the information in the section entitled, “Portfolio Managers – Other Accounts Managed – Fixed Income Fund – TCW”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees

TCW
Tad Rivelle
Registered Investment Companies	7	$9.5 billion	0	$0
Other Pooled Investment Vehicles	6	$1.0 billion	2	$390.6 million
Other Accounts	184	$17.7 billion	15	$1.5 billion

This Supplement is dated January 5, 2010.